UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Form 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011 (August 16, 2011)
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Jackson Hewitt Tax Service Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32215 (Commission File No.)	20-0779692 (I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey (Address of principal executive office)	07054 (Zip Code)

(973) 630-1040 (Registrant’s telephone number, including area code) None (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03        Bankruptcy or Receivership

As previously disclosed, on May 24, 2011, Jackson Hewitt Tax Service Inc. (the “Company”) and its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On August 9, 2011, the Bankruptcy Court entered an order confirming the Company's amended chapter 11 plan of reorganization (the “Plan”), which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 15, 2011.  The Plan was consummated on August 16, 2011.

On August 16, 2011, the Company issued a press release announcing that the Plan had been consummated, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Daniel P. O’Brien
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: August 16, 2011

JACKSON HEWITT TAX SERVICE INC.
CURRENT REPORT ON FORM 8-K
Report Dated August 16, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 16, 2011